UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 26, 2005
SKYLINE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 743, 2520 By-Pass Road   Elkhart, IN 46515
(Address of principal executive offices) (Zip Code)
(574) 294-6521
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
On September 26, 2005, the Audit Committee of the Board of Directors of Skyline Corporation (“Corporation”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm effective, September 26, 2005.
The reports of PwC on the financial statements of the Corporation as of and for the years ended May 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended May 31, 2004 and 2005 and through September 26, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the Corporation’s financial statements for such periods.
During the years ended May 31, 2004 and 2005 and through September 26, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K except that as previously reported in the Corporation’s Form 10-K/A for the year ended May 31, 2004, the Corporation identified a material weakness in its internal control over financial reporting related to the classification of proceeds received from the sale or maturity of U.S. Treasury Bills in its Consolidated Statements of Cash Flows, which led to the restatement of the consolidated financial statements.
The Corporation has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 29, 2005, is filed herewith as Exhibit 16.1.
The Corporation has engaged Crowe Chizek and Company LLC (“Crowe Chizek”) to serve as its independent registered public accounting firm, effective September 26, 2005. During the two years ended May 31, 2005 and through September 26, 2005, neither the Corporation nor anyone on its behalf consulted with Crowe Chizek regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor has Crowe Chizek provided to the Corporation a written report or oral advice regarding such accounting principles or audit opinion.
Item 9.01 Financial Statements and Exhibits
Exhibit 16.1 Letter from PricewaterhouseCoopers LLP dated September 29, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: September 29, 2005
	By:	/s/ James R. Weigand

James R. Weigand
Vice President, Finance and Treasurer and Chief Financial Officer